UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2006
REPLIDYNE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52082 (Commission File Number)	84-1568247 (I.R.S. Employer Identification No.)

1450 Infinite Drive, Louisville, Colorado (Address of principal executive offices)		80026 (Zip Code)
720-996-5500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On October 26, 2006, Replidyne, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1.
     In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 2.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
     (c) Exhibits.
     99.1 Press release of Replidyne, Inc., dated October 26, 2006, entitled “Replidyne Announces Third Quarter Results”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIDYNE, INC.
Dated: October 26, 2006	By:	/s/ Mark L. Smith
Mark L. Smith
Chief Financial Officer Principal Accounting Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of Replidyne, Inc., dated October 26, 2006, entitled “Replidyne Announces Third Quarter Results”.